Exhibit 16.1

October 4, 2019

Securities and Exchange Commission

Washington, D.C. 20549

Re:	Home Bancorp, Inc.
File No. 001-34190

Commissioners:

We have read Home Bancorp, Inc.’s statements included under Item 4.01 of its Form 8-K filed on October 4, 2019 and we agree with such statements concerning our firm.

/s/ Porter Keadle Moore, LLC